UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): December 7, 2009

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices (Zip Code)

(541) 385-6205

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On December 7, 2009, Cascade Bancorp (NASDAQ: CACB) (the “Company”) issued a press release announcing the commencement of the public offering of up to $93 million of its common stock. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by this reference. The Company prepared an investor presentation, dated December 2009 for the public offering of its common stock.  A copy of certain slides from the investor presentation are attached hereto as Exhibit 99.2, which is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

99.1           Press Release dated December 7, 2009

99.2           Investor Presentation Slides dated December 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE BANCORP
Date: December 7, 2009	By:	/s/ Patricia L. Moss
Patricia L. Moss Chief Executive Officer